Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
	(Dollars in thousands)
Non-accrual loans	$5,307	$5,859	$5,893	$5,545	$5,917
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	5,307	5,859	5,893	5,545	5,917
Less: Government guaranteed loans	1,491	1,360	859	435	327
Total non-performing loans	3,816	4,499	5,034	5,110	5,590
Other real estate and repossessed assets	348	508	438	245	224
Total non-performing assets	$4,164	$5,007	$5,472	$5,355	$5,814

As a percent of Portfolio Loans
Non-performing loans	0.11%	0.14%	0.17%	0.18%	0.19%
Allowance for credit losses	1.50	1.47	1.52	1.63	1.62
Non-performing assets to total assets	0.08	0.10	0.11	0.11	0.13
Allowance for credit losses as a percent of non-performing loans	1,340.20	1,064.30	906.38	924.70	837.19

(1)	Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	September 30, 2022
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$3,210	$28,071		$31,281
Non-performing TDR's (2)	—	1,063	(3)	1,063
Total	$3,210	$29,134		$32,344

	December 31, 2021
	Commercial	Retail (1)		Total
	(In thousands)
Performing TDR's	$4,481	$31,589		$36,070
Non-performing TDR's (2)	—	1,016	(3)	1,016
Total	$4,481	$32,605		$37,086

(1)	Retail loans include mortgage and installment loan segments.
(2)	Included in non-performing assets table above.
(3)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

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Allowance for credit losses

	Nine months ended September 30,
	2022			2021
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$47,252	$—	$4,481	$35,429	$—	$1,805
Additions (deductions)
Impact of adoption of ASC 326	—	—	—	11,574	—	1,469
Provision for credit losses	3,783	168	—	(2,558)	—	—
Initial allowance on loans purchased with credit deterioration	—	—	—	134	—	—
Recoveries credited to allowance	2,004	—	—	3,918	—	—
Loans charged against the allowance	(1,897)	—	—	(1,698)	—	—
Recoveries included in non-interest expense	—	—	676	—	—	363
Balance at end of period	$51,142	$168	$5,157	$46,799	$—	$3,637

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.00%			(0.11)%

Capitalization

	September 30, 2022	December 31, 2021
	(In thousands)
Subordinated debt	$39,414	$39,357
Subordinated debentures	39,643	39,592
Amount not qualifying as regulatory capital	(638)	(581)
Amount qualifying as regulatory capital	78,419	78,368
Shareholders’ equity
Common stock	320,437	323,401
Retained earnings	108,916	74,582
Accumulated other comprehensive income (loss)	(97,045)	501
Total shareholders’ equity	332,308	398,484
Total capitalization	$410,727	$476,852

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Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30,
				2022	2021
	(In thousands)
Interchange income	$4,049	$3,422	$4,237	$10,553	$10,739
Service charges on deposit accounts	3,082	3,096	2,944	9,135	7,178
Net gains (losses) on assets
Mortgage loans	2,857	1,253	8,361	4,945	30,280
Securities	—	(345)	5	(275)	1,421
Mortgage loan servicing, net	4,283	4,162	1,271	18,086	4,476
Investment and insurance commissions	750	682	678	2,170	1,895
Bank owned life insurance	59	105	145	302	411
Other	1,781	2,257	2,054	5,525	4,472
Total non-interest income	$16,861	$14,632	$19,695	$50,441	$60,872

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
	(In thousands)
Balance at beginning of period	$39,477	$22,431	$26,232	$16,904
Originated servicing rights capitalized	1,588	2,529	5,237	8,637
Change in fair value	2,093	(752)	11,689	(1,333)
Balance at end of period	$43,158	$24,208	$43,158	$24,208

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30,
				2022	2021
	(Dollars in thousands)
Mortgage loans originated	$209,041	$317,683	$453,752	$796,918	$1,436,497
Mortgage loans sold	157,511	142,977	279,235	522,213	963,442
Net gains on mortgage loans	2,857	1,253	8,361	4,945	30,280
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.81%	0.88%	2.99%	0.95%	3.14%
Fair value adjustments included in the Loan Sales Margin	0.25%	(0.27)%	0.04%	(0.54)%	(0.40)%

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Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2022	June 30, 2022	September 30, 2021	September 30,
				2022	2021
	(In thousands)
Compensation	$12,839	$12,533	$11,507	$37,807	$32,764
Performance-based compensation	4,290	3,776	6,252	11,728	15,327
Payroll taxes and employee benefits	3,472	3,573	3,900	11,078	11,973
Compensation and employee benefits	20,601	19,882	21,659	60,613	60,064
Data processing	2,653	2,644	3,022	7,513	7,972
Occupancy, net	2,062	2,077	2,082	6,682	6,578
Interchange expense	927	1,262	1,202	3,200	3,351
Furniture, fixtures and equipment	987	1,042	1,075	3,074	3,112
Communications	723	762	683	2,242	2,341
Loan and collection	772	647	735	1,978	2,353
Advertising	345	560	666	1,585	1,319
FDIC deposit insurance	591	457	346	1,570	983
Legal and professional	573	479	513	1,545	1,534
Amortization of intangible assets	174	233	242	639	727
Costs related to unfunded lending commitments	382	649	369	676	363
Supplies	147	161	116	431	460
Correspondent bank service fees	75	80	77	232	292
Conversion related expenses	—	6	275	50	1,636
Provision for loss reimbursement on sold loans	12	12	36	57	95
Net gains on other real estate and repossessed assets	(18)	(141)	(28)	(214)	(202)
Other	1,360	1,622	1,442	4,377	4,091
Total non-interest expense	$32,366	$32,434	$34,512	$96,250	$97,069

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Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2022			2021
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,353,102	$37,019	4.39%	$2,896,552	$30,061	4.13%
Tax-exempt loans (1)	7,519	92	4.85	7,148	90	5.00
Taxable securities	891,677	5,329	2.39	951,445	3,922	1.65
Tax-exempt securities (1)	334,526	2,727	3.26	365,937	2,070	2.26
Interest bearing cash	5,830	28	1.91	57,153	23	0.16
Other investments	17,653	192	4.32	18,427	181	3.90
Interest Earning Assets	4,610,307	45,387	3.92	4,296,662	36,347	3.37
Cash and due from banks	62,340			57,151
Other assets, net	212,194			159,961
Total Assets	$4,884,841			$4,513,774

Liabilities
Savings and interest-bearing checking	2,548,213	2,803	0.44	2,317,142	695	0.12
Time deposits	402,466	822	0.81	314,394	395	0.50
Other borrowings	124,531	1,403	4.47	108,908	962	3.50
Interest Bearing Liabilities	3,075,210	5,028	0.65%	2,740,444	2,052	0.30
Non-interest bearing deposits	1,376,279			1,303,401
Other liabilities	98,232			72,387
Shareholders’ equity	$335,120			$397,542

Total liabilities and shareholders’ equity	$4,884,841			$4,513,774

Net Interest Income		$40,359			$34,295

Net Interest Income as a Percent of Average Interest Earning Assets			3.49%			3.18%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2022			2021
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,155,410	$96,742	4.09%	$2,859,207	$86,126	4.02%
Tax-exempt loans (1)	7,922	281	4.74	6,801	256	5.03
Taxable securities	978,668	14,831	2.02	881,465	10,374	1.57
Tax-exempt securities(1)	336,123	6,950	2.76	347,873	5,845	2.24
Interest bearing cash	36,761	94	0.34	76,533	74	0.13
Other investments	17,806	557	4.18	18,427	555	4.03
Interest Earning Assets	4,532,690	119,455	3.52	4,190,306	103,230	3.29
Cash and due from banks	59,851			55,883
Other assets, net	196,406			155,701
Total Assets	$4,788,947			$4,401,890

Liabilities
Savings and interest-bearing checking	2,528,655	4,232	0.22	2,239,887	2,059	0.12
Time deposits	365,245	1,376	0.50	319,792	1,429	0.60
Other borrowings	116,774	3,463	3.96	108,866	2,888	3.55
Interest Bearing Liabilities	3,010,674	9,071	0.40%	2,668,545	6,376	0.32
Non-interest bearing deposits	1,342,228			1,279,006
Other liabilities	88,281			65,464
Shareholders’ equity	$347,764			$388,875

Total liabilities and shareholders’ equity	$4,788,947			$4,401,890

Net Interest Income		$110,384			$96,854

Net Interest Income as a Percent of Average Interest Earning Assets			3.25%			3.09%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Commercial Loan Portfolio Analysis as of September 30, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$13,633	$703	$—	$703	5.2%
Land Development	17,250	—	—	—	—
Construction	105,981	—	—	—	—
Income Producing	428,122	471	—	471	0.1
Owner Occupied	437,449	19,053	—	19,053	4.4
Total Commercial Real Estate Loans	$1,002,435	$20,227	$—	$20,227	2.0

Other Commercial Loans	$405,795	$6,398	41	$6,439	1.6
Total non-performing commercial loans			$41

Commercial Loan Portfolio Analysis as of December 31, 2021

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$13,621	$114	$—	$114	0.8%
Land Development	14,854	32	—	32	0.2
Construction	67,663	—	—	—	—
Income Producing	402,936	2,215	—	2,215	0.5
Owner Occupied	360,614	21,960	—	21,960	6.1
Total Commercial Real Estate Loans	$859,688	$24,321	$—	$24,321	2.8

Other Commercial Loans	$343,893	$12,546	62	$12,608	3.7
Total non-performing commercial loans			$62

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